COMMON STOCK                                 THIS CERTIFICATE IS TRANSFERABLE IN
                                               ATLANTA, GA. OR IN NEW YORK, N.Y.

NUMBER                                                                  SHARES
MP

                                                        SEE REVERSE FOR
INCORPORATED UNDER THE LAWS OF                        CERTAIN DEFINITIONS
   THE STATE OF DELAWARE
                                                       CUSIP 568427 10 8



THIS CERTIFIES THAT






IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF TEN CENTS ($.10) EACH OF THE COMMON STOCK OF

                          MARINE PRODUCTS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereby assents.

                              CERTIFICATE OF STOCK

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:                           /s/ R. Randall Rollins
      SUN TRUST BANK                                    CHAIRMAN
TRANSFER AGENT
AND REGISTRAR

                  [MARINE PRODUCTS CORPORATION CORPORATE SEAL
                                 2000 DELAWARE]

BY                                                      /s/ Linda H. Graham
AUTHORIZED SIGNATURE                                    SECRETARY

                          MARINE PRODUCTS CORPORATION

The corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

                          ____________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common             UNIF GIFT MIN ACT-______Custodian ____
TEN ENT-as tenants by the entireties                       (Cust)        (Minor)
JT TEN-as joint tenants with right of            under Uniform Gifts to Minors
       survivorship and not as tenants                  Act _______
       in common                                            (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                              NOTICE:___________________________________________
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:      __________________________________________________
                              THE  SIGNATURE(S)   SHOULD  BE  GUARANTEED  BY  AN
                              ELIGIBLE     GUARANTOR     INSTITUTION     (BANKS,
                              STOCKBROKERS,  SAVINGS AND LOAN  ASSOCIATIONS  AND
                              CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN  APPROVED
                              SIGNATURE GUARANTEE  MEDALLION PROGRAM),  PURSUANT
                              TO S.E.C. RULE 17Ad-15.